EXHIBIT 10.1

NOBLE AFRICA LLC SUBSCRIPTION DOCUMENTS BOOKLET FOR CLASS [A/B] UNITS INSTRUCTIONS AND SUBSCRIPTION DOCUMENTS

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INSTRUCTIONS TO SUBSCRIBERS

Persons and entities wishing to subscribe for Class [A/B] Units (“Units”) of Noble Africa LLC, a Delaware limited liability company (the “Company”), should complete and sign the Subscription Agreement and supplemental documents contained herein. You may subscribe by completing the following steps set forth below. YOU MUST CAREFULLY READ (1) THIS SUBSCRIPTION BOOKLET IN ITS ENTIRETY AND (2) THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY PRIOR TO SUBSCRIBING FOR UNITS.

DOCUMENT NUMBER

1.	Subscription Agreement (Subscription Document #1). Review, then sign and complete page 9.

2.	Subscriber Questionnaire for Individual (Subscription Document #2). Complete all sections, initial where required and sign on page 3 after completing all questions.

3.

Subscriber Questionnaire for Partnership, LLC, Corporation or Trust (Subscription Document #3). Complete all sections, mark the document accordingly, sign on page 3 and complete the certifications in the form of Exhibit A, B or C, as applicable.

4.

Certification of Non-Foreign Status and IRS Form W-9 (Subscription Document #4). Subscription Document #4 is only required for United States persons (as defined below) and only to the extent you have not previously provided one to the Company. United States persons should complete all blanks on the appropriate Certification (corporate or individual) and IRS Form W-9 and sign and date the Certification and IRS Form W-9. For this purpose, a “United States person” means (i) a United States citizen or resident, (ii) a partnership, corporation or limited liability company organized under United States law, (iii) a United States estate (or any other estate whose income from sources outside of the United States is subject to United States federal income tax regardless of the source) or (iv) a trust (A) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more United States persons have the authority to control all of its substantial decisions or (B) if a valid election to be treated as a United States person is in effect with respect to such trust.

Completed documents should be returned to Lucid Capital Markets LLC; email: GS@lucidcm.com.

Wiring instructions are as follows:

Bank:
Address:
Name of Account:	Noble Africa LLC
Account Number:
ABA Number:

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NOBLE AFRICA LLC SUBSCRIPTION DOCUMENT #1 SUBSCRIPTION AGREEMENT

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NOBLE AFRICA LLC

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is dated as of June , 2026, between Noble Africa LLC, a Delaware limited liability company (the “Company”), and the undersigned subscriber (the “Subscriber” or “you”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

WHEREAS, ASP Isotopes Inc., a Delaware corporation (“Parent”), the Company, Renergen Limited, a company incorporated under the laws of the Republic of South Africa and a direct, wholly owned subsidiary of Parent (“OpCo”), ENDRA Life Sciences Inc., a Delaware corporation (“PubCo”), and Kruger Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of PubCo (“Merger Sub”), will concurrently with the execution of this Subscription Agreement, enter into that certain Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which (i) Parent will contribute its equity interest in OpCo for an aggregate of 55,500,000 Class B Units of the Company, (ii) PubCo will effect a reverse stock split with split ratios that are approved by the board of directors of PubCo, (iii) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly owned subsidiary of PubCo, (iv) all of the Company Units issued and outstanding immediately prior to the Effective Time other than Excluded Company Units, by virtue of the Merger and upon the terms and subject to the conditions set forth in the Merger Agreement, shall be converted into and shall for all purposes represent only the right to receive the Merger Consideration and (v) all of the Pre-Funded Warrants (as defined below) of the Company issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and upon the terms and subject to the conditions set forth in the Merger Agreement, shall be assumed by PubCo at the Effective Time (the Merger, together with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, for U.S. federal income Tax purposes, the parties intend that the Transactions qualify as a tax-deferred contribution of the Company to PubCo by Parent pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder;

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Company that number of (i) Class [A/B] Units of the Company (the “Units”), set forth on Subscriber’s signature page hereto for a purchase price of $6.57 per Unit (the “Purchase Price”) and/or (ii) at the Subscriber’s election, upon written notice to the Company within ten (10) days following the date hereof, Pre-Funded Warrants (the “Pre-Funded Warrants”) to purchase one Unit at a per Unit exercise price equal to $0.0001 (the “Exercise Price”) at a purchase price per Pre-Funded Warrant equal to the Purchase Price less the Exercise Price, and with an aggregate purchase price set forth on Subscriber’s signature page hereto (the “Aggregate Purchase Price”); and

[WHEREAS, concurrently with the execution of this Subscription Agreement, Company and Parent are entering into a subscription agreement (the “Parent Subscription Agreement”) substantially similar to this Subscription Agreement, pursuant to which the Parent agreed to purchase Class B Units, which such Class B Units shall automatically convert into shares of PubCo Class B Common Stock (as defined below) in connection with the Merger and will entitle Parent to ten (10) votes per share on all matters submitted to a vote of the stockholders of PubCo with an aggregate subscription price of approximately $20 million, at the same Purchase Price as the other Subscribers.]

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Subscription Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Subscriber agree as follows:

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ARTICLE I

SUBSCRIPTION FOR UNITS

1.01 Subscription. Subject to the terms and conditions hereof, the undersigned Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, (i) such number of Units as set forth on the signature page hereto and/or (ii) at the Subscriber’s election, upon written notice to the Company within ten (10) days following the date hereof, Pre-Funded Warrants representing the number of Units set forth on the signature page hereto (collectively, the “Subscribed Securities,” and such subscription, the “Subscription”). The Subscription shall become effective when this Subscription Agreement has been duly executed by the Subscriber and has been accepted and agreed to by the Company.

1.02 Review of Subscription Agreement and Company Agreement Acknowledged. The Subscriber acknowledges that the Subscriber has (i) received a complete copy of this Subscription Agreement, including, a copy of the form of the Company’s Limited Liability Company Agreement (the “Company Agreement”), and the Merger Agreement, and has (ii) reviewed in their entirety and understands each of the terms and provisions of the Subscription Agreement, the Company Agreement and the Merger Agreement.

THE SUBSCRIBER ACKNOWLEDGES THAT THE SUBSCRIBER IS ACQUIRING UNITS AFTER INVESTIGATION OF THE COMPANY AND ITS PROPOSED BUSINESS AND PROSPECTS, AND THAT NO OFFER OR SOLICITATION HAS BEEN MADE TO THE SUBSCRIBER EXCEPT THROUGH THIS SUBSCRIPTION AGREEMENT. THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT THE SUBSCRIBER IS NOT RELYING UPON ANY REPRESENTATION MADE BY ANY PERSON IN MAKING AN ACQUISITION OF UNITS.

1.03 Closing. The closing of the sale of Subscribed Securities contemplated hereby (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”) is contingent upon the substantially concurrent consummation of the closing of the Transactions (the “Transaction Closing”). The Closing shall occur on the date of, and immediately prior to, the Transaction Closing.

1.04 Payment for Subscription. The Company shall provide written notice (which may be via email) to Subscriber (the “Closing Notice”) that the Company reasonably expects the Transaction Closing to occur on a date that is not less than three (3) business days after the date of the Closing Notice (the “Scheduled Closing Date”), which Closing Notice shall contain wire instructions for an escrow account (the “Escrow Account”) established by the Company with an escrow agent (the “Escrow Agent”). At least two (2) business days prior to the Scheduled Closing Date, Subscriber shall deliver to the Escrow Account the Aggregate Purchase Price by wire transfer of U.S. dollars in immediately available funds. Upon the Closing, the Company shall instruct the Escrow Agent to release the funds to the Company against delivery to Subscriber of the Subscribed Securities, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws), in book-entry form as set forth in Section 1.05 below. If this Subscription Agreement is terminated prior to the Closing and any funds have already been sent by Subscriber to the Escrow Account, or the Closing Date does not occur within three (3) business days after the Scheduled Closing Date, the Company shall cause the Escrow Agent to promptly (but not later than five (5) business days after the Scheduled Closing Date specified in the Closing Notice), return the funds delivered by Subscriber for payment of the Subscribed Securities by wire transfer in immediately available funds to the account specified in writing by Subscriber (provided, that the failure of the Closing Date to occur within such three (3) business day period and the return of the relevant funds shall not relieve Subscriber from its obligations under this Subscription Agreement for a subsequently rescheduled Closing Date determined by the Company in good faith).

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1.05 Delivery of Subscribed Securities. Promptly after the Closing, the Company shall deliver (or cause the delivery of) the Units and/or Pre-Funded Warrants in book-entry form with restrictive legends for the number of Units as set forth on the signature page hereto or Pre-Funded Warrants representing the number of Units as set forth on the signature page hereto to Subscriber (or its permitted assignee) or to a custodian designated by Subscriber, as applicable, as indicated below; provided, that, at the Transaction Closing, as contemplated by and in accordance with the terms set forth in the Merger Agreement, each Unit and/or Pre-Funded Warrant issued and outstanding immediately prior to the Effective Time owned by Subscriber as of the Transaction Closing and any reference in this Subscription Agreement to the Subscribed Securities from and after the Transaction Closing shall include the shares of PubCo Class A common stock, par value $0.0001 per share (the “PubCo Class A Common Stock”), PubCo Class A Common Stock issuable upon exercise of the Pre-Funded Warrants of PubCo, or PubCo Class B common stock, par value $0.0001 per share (the “PubCo Class B Common Stock”), issued in exchange therefor in the Transaction Closing.

1.06 Terms and Conditions. The Company shall have the right to accept or reject the Subscription, in whole or in part, for any reason whatsoever, including, but not limited to, the belief of the Company that the Subscriber cannot bear the economic risk of an investment in the Company or upon belief that the Subscriber is not capable of evaluating the merits and risks of an investment in the Company or that the Subscriber (if Subscriber is a U.S. person) is not a “qualified institutional buyer” or an “accredited investor” (“Accredited Investor”), as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), or for no reason at all.

1.07 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Subscriber contained herein shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects);

(ii) all obligations, covenants and agreements of the Subscriber required to be performed at or prior to the Closing Date shall have been performed or complied with in all material respects;

(iii) the closing of the Transactions shall occur promptly after the Closing;

(iv) no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the closing of the Subscription;

(v) all material conditions precedent to the Transaction Closing set forth in the Merger Agreement shall have been satisfied (as determined in good faith by the parties to the Merger Agreement) or waived by the parties thereto in accordance with the requirements of the Merger Agreement (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing); and

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(vi) the aggregate Subscription Amount for all the Subscribed Securities shall have been delivered to the Escrow Agent pursuant to Section 1.04.

(b) The respective obligations of each Subscriber hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Company contained herein shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects), but, in each case (x) without giving effect to consummation of the Transactions and (y) other than failures to be true and correct that would not result, individually or in the aggregate, in a Material Adverse Effect;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed or complied with in all material respects, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Company to consummate the Closing;

(iii) the closing of the Transactions shall occur promptly after the Closing;

(iv) no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the closing of the Subscription;

(v) all material conditions precedent to the Transaction Closing set forth in the Merger Agreement shall have been satisfied (as determined in good faith by the parties to the Merger Agreement) or waived by the parties thereto in accordance with the requirements of the Merger Agreement (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing);

(vi) the shares of PubCo Class A Common Stock issuable to the Subscriber in connection with the Merger shall be registered on Form S-4 at the Transaction Closing; and

(vii) the shares of PubCo Class A Common Stock issuable in connection with the Transactions shall have been approved for listing on the Nasdaq Stock Market LLC (“Nasdaq”) (or, at the election of PubCo, the New York Stock Exchange (“NYSE”)), subject to official notice of issuance.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.01 Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that:

(a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Units have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Units will be duly and validly issued to the Subscriber. When issued and delivered to Subscriber against fully payment therefor in accordance with the terms of this Subscription Agreement, the Pre-Funded Warrants will be duly and validly issued to the Subscriber, and the Pre-Funded Warrants will be valid and binding obligations of the Company, enforceable in accordance with their terms. The Subscriber will acquire the Subscriber’s Units free and clear of any liens, charges or encumbrances, except for restrictions on transfer provided for in this Subscription Agreement, in the Company Agreement, or under the Securities Act or other applicable securities laws.

(c) This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) Assuming the accuracy of the Subscriber’s representations and warranties in Section 2.02, the execution, delivery and performance of this Subscription Agreement, including the issuance and sale of the Subscribed Securities, in compliance herewith will be done in accordance with the rules of Nasdaq (or, at the election of PubCo, NYSE), and the consummation of the Transactions will not conflict with or result in (i) a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Subscribed Securities or the legal authority or ability of the Company to perform in all material respects its obligations under the terms of this Subscription Agreement; (ii) any violation of the provisions of the organizational documents of the Company; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect or materially affect the validity of the Subscribed Securities or the legal authority or ability of the Company to perform in all material respects its obligations under the terms of this Subscription Agreement.

(e) Assuming the accuracy of the representations and warranties of the Subscriber in Section 2.02, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Subscribed Securities pursuant to this Subscription Agreement, other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with the terms of this Subscription Agreement, (iv) those required by the Nasdaq (or, at the election of PubCo, NYSE), and (v) those filings as to which the failure to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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(f) The Company is not, and immediately after receipt of payment for the Subscribed Securities, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Assuming the accuracy of Subscriber’s representations and warranties in Section 2.02, in connection with the offer, sale and delivery of the Subscribed Securities in the manner contemplated by this Subscription Agreement, it is not necessary to register Subscribed Securities under the Securities Act. The Subscribed Securities (i) were not offered to Subscriber by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(h) Except for such matters as have not had and would not reasonably be expected to have a Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

(i) Other than arrangements entered into with Lucid Capital Markets, LLC and Ocean Wall Ltd. in connection with the Transactions, the Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which Subscriber could become liable.

2.02 Representations and Warranties by the Subscriber. The Subscriber represents, warrants, agrees and covenants with and to the Company and the Company that:

(a) Subscriber is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i) If Subscriber is a U.S. investor, Subscriber is either a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act), is acquiring the Subscribed Securities only for its own account, as principal, for investment purposes only and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Securities. The Subscriber acknowledges and understands that the Company will rely on the information provided by the Subscriber in this Subscription Agreement and in the Subscriber Questionnaire that accompanies this Subscription Agreement for purposes of complying with federal and applicable state securities laws.

(ii) If Subscriber is a non-U.S. investor, Subscriber understands that the sale of the Subscribed Securities is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). Subscriber is not a U.S. Person (as defined in Regulation S), it is acquiring the Subscribed Securities in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Subscribed Securities hereunder outside of the United States. Subscriber is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Subscription Agreement. Subscriber understands and agrees that Subscribed Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

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(b) The Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to paragraph (c) below), on the information contained in this Subscription Agreement and the Company Agreement and the Subscriber has not received any other offering literature or prospectus relating to the offering of the Subscribed Securities (the “Offering”) and no representations or warranties have been made to the Subscriber or the Company, other than the representations, if any, which are specifically set forth in this Subscription Agreement and the Company Agreement.

(c) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Securities, including with respect to the Company, the Transaction, PubCo, OpCo and Parent. The Subscriber has had an unrestricted opportunity to: (i) obtain additional information concerning the Offering, the Subscribed Securities, the Company, PubCo, OpCo, Parent and any other matters relating directly or indirectly to the Subscriber’s purchase of the Subscribed Securities; and (ii) ask questions of, and receive answers from the Company, PubCo, OpCo and Parent concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in this Subscription Agreement, the Company Agreement or otherwise provided. Without limiting the generality of the foregoing, Subscriber acknowledges that it has received and carefully reviewed the following items (collectively, the “Disclosure Documents”): (i) the Merger Agreement, (ii) the investor presentation by the Company and OpCo (the “Investor Presentation”), (iii) PubCo’s filings with the Securities and Exchange Commission (“SEC”), (iv) Parent’s filings with the SEC, including, without limitation, Parent’s Annual Report on Form 10-K filed with the SEC on April 10, 2026 (including the risk factors set forth under the headings “Risks Related to Renergen’s Business” beginning on page 68 and “Risks Related to Renergen’s Indebtedness and Liquidity” beginning on page 77), as amended, and Parent’s subsequent Quarterly Reports on Form 10-Q filed by Parent with the SEC and (v) Parent’s Current Report on Form 8-K filed on January 7, 2026, as amended on March 24, 2026. The undersigned understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. Subscriber has conducted its own investigation of the Company, PubCo, OpCo, Parent and the Subscribed Securities and Subscriber has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Subunits. Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect Subscriber’s obligation to purchase the Subscribed Securities hereunder, except as otherwise provided herein, and that, in purchasing the Subscribed Securities, Subscriber is not relying upon any projections contained in the Investor Presentation. Subscriber acknowledges that neither the Company, PubCo, OpCo Parent, any of their respective officers or directors, nor any other individual or entity has made any representations, warranties, guarantees or other promises or agreements by their provision of any such additional information.

(d) Subscriber understands that the Subscribed Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Securities delivered at the Closing will not have been registered under the Securities Act. Subscriber understands that the Subscribed Securities may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry securities representing the Subscribed Securities shall contain a restrictive legend to such effect. Subscriber acknowledges that the Subscribed Securities will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. Subscriber understands and agrees that the Subscribed Securities will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Securities and may be required to bear the financial risk of an investment in the Subscribed Securities for an indefinite period of time.

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(e) Subscriber understands and agrees that Subscriber is purchasing Subscribed Securities directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Company or any of its officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication. Except for the representations, warranties and agreements of the Company expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the Subscribed Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including all business, legal, regulatory, accounting, credit and tax matters.

(f) Except as otherwise disclosed in writing by the Subscriber, the Subscriber has not dealt with a broker in connection with the purchase of the Units and agrees to indemnify and hold the Company harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

(g) The Subscriber is not relying on the Company, or any references contained in this Subscription Agreement with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Subscribed Securities. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Subscribed Securities, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(h) If the Subscriber is a corporation, partnership, trust or other entity: (i) Subscriber is authorized and qualified to become a member of, and authorized to make its Subscription to the Company; (ii) the person signing this Subscription Agreement on behalf of Subscriber has been duly authorized by such entity to do so; (iii) the execution, delivery and performance by Subscriber of this Subscription Agreement will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Subscriber is a party or by which Subscriber is bound and will not violate any provisions of Subscriber’s organizational documents; (iv) this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms; and (v) Subscriber was not organized or reorganized for the specific purpose of acquiring the Subscribed Securities.

(i) The Subscriber understands the various and significant risks of an investment in the Company and has carefully reviewed the various risks described in the Disclosure Documents and otherwise is familiar with and understands the risks of investing in entities like the Company. Subscriber is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Securities. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Subscribed Securities (i) is fully consistent with its financial needs, objectives and condition, (ii) complies and is fully consistent with all investment policies, guidelines and other restrictions applicable to Subscriber, (iii) has been duly authorized and approved by all necessary action, (iv) does not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which Subscriber is bound, and (v) is a fit, proper and suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Securities.

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(j) The Subscriber is willing and able to bear the economic risks of an investment in the Company for an indefinite period of time.

(k) The Subscriber has read and understands each and all of the provisions of the Company Agreement.

(l) Subscriber became aware of this offering of the Subscribed Securities solely by means of direct contact between Subscriber and the Company or a representative of the Company. Subscriber acknowledges that the Subscribed Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(m) The Subscriber maintains the Subscriber’s domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Subscription Agreement.

(n) The Subscriber understands and agrees that this subscription, once made, is irrevocable by Subscriber, and that the Company will advise Subscriber as soon as practicable whether this Subscription Agreement, together with all or a portion of the subscription, has been accepted or rejected. The Company, in its sole discretion, may reject subscriptions in whole or in part. If this subscription is rejected, the Company shall as soon as practicable return any funds transferred to the Company by the Subscriber, without interest, along with this Subscription Agreement and any other documents delivered by the Subscriber.

(o) Subscriber hereby acknowledges and agrees that it will not, and will cause each person acting at Subscriber’s direction or pursuant to any understanding with Subscriber to not, directly or indirectly offer, sell, pledge, contract to sell or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case that result in Subscriber having a net short position in respect of the Subscribed Securities, the PubCo Class A Common Stock or the PubCo Class B Common Stock of existing PubCo prior to the Merger (as applicable) until the Closing (or such earlier termination of this Subscription Agreement in accordance with its terms).

(p) Neither (i) Subscriber, (ii) any of Subscriber’s directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the 1933 Act) held by Subscriber is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (the “Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the closing in writing in reasonable detail to the Company.

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(q) Subscriber has, and on each date any portion of the Aggregate Purchase Price would be required to be funded to the Company pursuant to this Subscription Agreement will have, sufficient immediately available funds to pay the Aggregate Purchase Price.

(r) [Subscriber hereby acknowledges and agrees that Parent will be subscribing for Class B Units of the Company at the same price per unit as the price paid by Subscriber for its securities purchased under this Subscription Agreement, which Class B Units shall automatically convert into shares of PubCo Class B Common Stock in connection with the Merger. Subscriber further acknowledges that each share of PubCo Class B Common Stock shall entitle Parent to ten (10) votes per share on all matters submitted to a vote of the stockholders of PubCo.]

(s) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company, PubCo, OpCo and Parent.

2.03 Anti-Money Laundering Matters.

(a) In General. The Subscriber acknowledges that due to anti-money laundering laws in the United States, the Company may, at any time, require further identification of the Subscriber and the source of subscription funds. The Subscriber represents that all subscription payments transferred to the Company originated directly from a bank or brokerage account in the name of the Subscriber. If the Subscriber is subscribing on behalf of a Beneficial Owner, pursuant to Section 2.03(b) below, then the Subscriber represents that all subscription payments transferred to the Subscriber with respect to such Beneficial Owner originated directly from a bank or brokerage account in the name of such Beneficial Owner. The Subscriber represents that acceptance by the Company of this Subscription Agreement, together with acceptance of the appropriate remittance, will not breach any applicable rules and regulations designed to avoid money laundering. Specifically, the Subscriber represents that all evidence of identity provided to the Company is genuine and all related information furnished and to be furnished is accurate.

(b) Beneficial Ownership. The Subscriber represents that it is subscribing for Units for the Subscriber’s own account and risk, and, unless the Subscriber advises the Company to the contrary in writing and identifies with specificity each beneficial owner on whose behalf the Subscriber is acting, the Subscriber represents that it is not acting as a nominee for any other person or entity. If the Subscriber is (i) acting as trustee, agent, representative or disclosed nominee for another person or entity, or (ii) an entity, other than a publicly-traded company listed on an organized exchange or a subsidiary or pension fund of such a company based in a Financial Action Task Force (“FATF”) Compliant Jurisdiction, investing on behalf of underlying investors, including a fund-of-funds (the persons, entities and underlying investors referred to in (i) and (ii) being referred to collectively as the “Beneficial Owners”), Subscriber represents and warrants that:

(i)

The Subscriber understands and acknowledges the representations, warranties and agreements made herein are made by Subscriber (A) with respect to Subscriber and (B) with respect to each of the Beneficial Owners;

(ii)	The Subscriber has all requisite power and authority from each Beneficial Owner to execute and perform the obligations under this Subscription Agreement;

(iii)	The Subscriber has adopted and implemented anti-money laundering policies, procedures and controls that comply and will continue to comply with applicable laws and regulations; and

(iv)

The Subscriber has established the identity of all Beneficial Owners, holds evidence of such identities and will make such information available to the Company upon request, and has procedures in place to ensure that the Beneficial Owners are not Prohibited Investors (as defined below).

(c) Prohibited Investor. The Subscriber represents and warrants that neither it or to the best of its knowledge and belief after due inquiry, the Beneficial Owners, nor any person controlling, controlled by, or under common control with it or the Beneficial Owners, nor any person having a beneficial or economic interest in it or the Beneficial Owners, is a Prohibited Investor. The Subscriber further represents that it is not investing and will not invest in the Company for the benefit of a Prohibited Investor. The Subscriber acknowledges that the Company prohibits any investment by a Prohibited Investor or for the benefit of a Prohibited Investor.

13

(d) Suspension of Certain Rights. Subscriber acknowledges that if the Company reasonably believes that the Subscriber is a Prohibited Investor or has otherwise breached its representations and warranties herein, the Company may freeze the Subscriber’s investments, either by prohibiting additional investments, segregating the assets constituting the investment in accordance with applicable regulations, or otherwise subject to applicable regulations. Alternatively, the Subscriber’s investment may be redeemed immediately at cost, and the Subscriber shall have no claim against the Company or its respective affiliates for any damages as result thereof.

(e) Definitions. For purposes of this Subscription Agreement, the following capitalized terms shall have the following meanings:

(i)	FATF means the Financial Action Task Force on Money Laundering.

(ii)

FATF-Compliant Jurisdiction is a jurisdiction that (i) is a member in good standing of FATF and (ii) has undergone two rounds of FATF mutual evaluations. For a current list of FATF compliant jurisdictions, refer to http://www.fatf-gafi.org/countries.

(iii)

Foreign Bank means an organization that (i) is organized under the laws of a non-U.S. country, (ii) engages in the business of banking, (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations, (iv) receives deposits to a substantial extent in the regular course of its business, and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.

(iv)	Foreign Shell Bank means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

(v)

Non-Cooperative Jurisdiction means any non-U.S. country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. For a current list of Non-Cooperative Countries and Territories, refer to the Financial Action Task Force website, http://www.fatf-gafi.org/countries.

(vi)

Physical Presence means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis, (ii) maintains operating records related to its banking activities, and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

(vii)

Prohibited Investor means (i) a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (“OFAC”) (refer to http://www.ustreas.gov/ofac), (ii) a Foreign Shell Bank, or (iii) a person or entity resident in or organized or chartered under the laws of a Non-Cooperative Jurisdiction or whose subscription funds are transferred from or through a Foreign Shell Bank, a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or a Sanctioned Regime.

(viii)

Regulated Affiliate means a Foreign Shell Bank that (A) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable, and (B) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

(ix)

 Sanctioned Regimes means targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers which OFAC administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals.

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ARTICLE III

MISCELLANEOUS

3.01 Amendment of Company Agreement and Certificate. If necessary, the parties agree to execute an amendment of the Company Agreement and to execute and file an amendment of the Company’s Certificate of Formation (“Certificate”) to conform to and embody the terms and conditions of this Subscription Agreement.

3.02 Addresses and Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(a) if to Subscriber, to such address or addresses set forth on the signature page hereto; and

(b) if to Company to:

Noble Africa LLC

2200 Ross Avenue

Suite 4575E

Dallas, Texas Attention: Donald G. Ainscow

Email: dainscow@aspisotopes.com

with a copy (which shall not constitute notice) to:

Haynes and Boone, LLP

2801 N Harwood St Suite 2300

Dallas, Texas 75201

Attention: Matthew L. Fry; Rachel O’Donnell

Email: matt.fry@haynesboone.com;

rachel.odonnell@haynesboone.com

3.03 Titles and Captions. All Article and Section titles or captions in this Subscription Agreement are for convenience only. They shall not be deemed part of this Subscription Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

3.04 Assignability; Third-Party Beneficiaries. This Subscription Agreement is not transferable or assignable by the Subscriber. The placement agent, PubCo, OpCo and Parent shall be the third party beneficiaries of the representations and warranties of the Company and the representations and warranties of the Subscriber.

3.05 Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.06 Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Subscription Agreement. Each party shall bear its own expenses in connection therewith.

3.07 Survival of Representations and Warranties. All representations and warranties made by the parties hereto shall survive the Closing and shall be fully enforceable at law or in equity against the parties hereto. For the avoidance of doubt, if for any reason the Closing does not occur immediately following the consummation of the Transactions, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

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3.08 Applicable Law, Jurisdiction and Venue.

(a) This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to conflict of law rules.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subscription Agreement or for recognition or enforcement of any judgment, and each of the Parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it or he may legally and effectively do so, any objection that it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subscription Agreement or the Company Agreement in any such Delaware State court or any such federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by law.

3.09 Binding Effect. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, covenants, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.10 Integration. This Subscription Agreement, together with the Company Agreement, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Subscription Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.11 Amendment. This Subscription Agreement may be modified or amended only with the written approval of all parties.

3.12 Creditors. None of the provisions of this Subscription Agreement shall be for the benefit of or enforceable by creditors of any party.

3.13 Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Subscription Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

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3.14 Rights and Remedies. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Subscription Agreement shall not preclude the implementation of any other provision.

3.15 Counterparts. This Subscription Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the original or the same counterpart. Delivery between the parties hereto of a counterpart by facsimile or other electronic transmission shall not in any way impair the validity of such counterpart, and any counterpart so delivered shall be valid and binding as if an original.

3.16 Indemnity. The Subscriber agrees to indemnify and hold harmless the Company, and each other person, if any, who controls any such entity within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damages and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (collectively, “Damages”) arising out of or based upon any breach or failure by the Subscriber to comply with any representation, warranty, covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this Subscription Agreement.

3.17 Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of: (a) the mutual written agreement of the parties hereto to terminate this Subscription Agreement; (b) such date and time as the Merger Agreement is terminated in accordance with its terms; or (c) written notice by either party to the other party if the Transaction Closing has not occurred on or before the earlier of the Outside Date or December 31, 2026; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Upon the termination of this Subscription Agreement, any monies paid by Subscriber to the Company or the Escrow Agent in respect of the Aggregate Purchase Price shall be promptly returned to Subscriber.

3.18 Disclosure. Subscriber hereby consents to the publication and disclosure in any press release issued by PubCo or Parent or any filing made by PubCo or Parent with the SEC in connection with the Transaction of Subscriber’s identity and beneficial ownership of the Subscribed Securities and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement. Subscriber will promptly provide any information reasonably requested by the Company, PubCo, OpCo or Parent for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the SEC).

3.19 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.20 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

3.21 Non-Reliance. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of the Company contained in this Subscription Agreement in making its investment or decision to invest in the Company. Subscriber agrees that neither (i) any other purchaser pursuant to other subscription agreements entered into in connection with the offering, nor (ii) any placement agent or its affiliates, shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Securities.

[Signature Page Follows]

17

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on this _____ day of ________________________, 2026.

Social Security or Employer Identification Number	Print Name of Subscriber

Signature for Individual Subscriber:	Other than Individual:

By:
Signature of Subscriber	Signature of Authorized Signatory

Signature of Subscriber, if Joint	Print Name and Address of Authorized Signatory

Mailing Address of Subscriber:	Residence Address of Subscriber:

Street	Street

City State Zip Code	City State Zip Code

If Joint Ownership, check one:	If Other Than Individual Subscribers, check one:
_____ Joint Tenants with Right of Survivor	___ General Company	___ Trust
_____ Tenants-in-Common	___ Limited Company	___ “Grantor” Trust
_____ Tenants by the Entirety	___ Corporation	___ Estate
_____ Community Property	___ “S” Corporation	___ Limited Liability Company
______Other (specify):__________

$
	Aggregate Purchase Price	Number of Subscribed Units ($_____ per Unit)

Subscriber status (mark one): ☐ U.S. investor ☐ Non-U.S. investor

FOREGOING SUBSCRIPTION ACCEPTED:

NOBLE AFRICA LLC

By:

By:
Name:
Title:

18

NOBLE AFRICA LLC SUBSCRIPTION DOCUMENT #2 SUBSCRIBER QUESTIONNAIRE FOR INDIVIDUAL

19

SUBSCRIBER QUESTIONNAIRE FOR INDIVIDUAL

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM NOBLE AFRICA LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between the Company and the subscriber signatory thereto (the “Subscription Agreement”).

The following representations, warranties and information are furnished herewith:

1.	Qualification As An Accredited Investor. This matter is presented in alternative form. Please initial one of the two alternatives set forth below on the line(s) provided.

The Subscriber comes within one of the following two categories: (Kindly initial the category(ies) applicable to you)

(1)

ALTERNATIVE ONE: The Subscriber’s individual net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than a mortgage or other debt secured by your primary residence unless such borrowing occurred in the 60 days preceding the date of purchase of the Securities and was not in connection with the acquisition of the primary residence);

_______________ (Initial)

(2)

ALTERNATIVE TWO: The Subscriber has had an individual income in excess of $200,000 or in excess of $300,000 with his or her spouse in each of the two most recent years and reasonably expects an income in excess of $200,000 or in excess of $300,000 with his or her spouse in the current year.

_______________ (Initial)

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2.

Investment Knowledge and Experience. The Subscriber has knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Company; the Subscriber is not utilizing any other person to be the Subscriber’s purchaser representative in connection with evaluating such merits and risks. The Subscriber offers as evidence of knowledge and experience in these matters the information requested hereinafter on this Subscriber Questionnaire.

_______________ (Initial)

3.

Ability to Bear Risk. The Subscriber is willing and able to bear the economic risk of an investment in the Company. The Subscriber offers, as evidence of ability to bear economic risk, the information required hereinafter in this Subscriber Questionnaire.

_______________ (Initial)

4.

Purchase Solely for Own Account. Except as indicated below, any purchase of Units will be solely for the account of the Subscriber, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

_______________ (Initial)

(State “No Exceptions” below or set forth exceptions and give details; attach additional pages, if necessary.)

____________________________________________________________________________________

 ____________________________________________________________________________________

____________________________________________________________________________________

5.

Complete Information. The Subscriber represents to the Company that (a) the information contained herein is complete and accurate and will be relied upon by the Company and (b) the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the submission of a Subscription Agreement and payment if such does not accompany this questionnaire.

_______________ (Initial)

6.

Investigation. The Subscriber has relied solely upon investigations made by the Subscriber and the Subscriber’s attorney and accountant or other advisors in making the decision to participate or not to participate in the proposed offering of Units. Subscriber acknowledges that no statement, printed material or inducement has been given or made by the Company or its representatives which is contrary to the information contained in the Company Agreement or the Subscription Agreement (including Exhibits thereto).

I hereby represent and warrant to the Company that, to the best of my information and belief, the above information supplied by me is true and correct in all material respects.

Date:
Individual Signature

21

NOBLE AFRICA LLC SUBSCRIPTION DOCUMENT #3 SUBSCRIBER QUESTIONNAIRE FOR PARTNERSHIP, LLC, CORPORATION OR TRUST

22

NOBLE AFRICA LLC

SUBSCRIBER QUESTIONNAIRE FOR PARTNERSHIP, LLC, CORPORATION OR TRUST

(All Information Will be Treated Confidentially)

NOBLE AFRICA LLC

Gentlemen:

The information contained herein is being furnished to Noble Africa LLC, a Delaware limited liability company (the “Company”) in order for the Company to determine whether the undersigned’s (the “Subscriber”) subscription for Units in the Company (the “Units”) may be accepted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). The Subscriber understands that: (i) the Company will rely upon the following information for purposes of complying with Federal and applicable state securities laws, (ii) the Units will not be registered under the 1933 Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the 1933 Act, and (iii) this questionnaire is not an offer to sell nor the solicitation of an offer to buy any Units, or any other securities, to the Subscriber.

I.	Qualification as an Accredited Investor.

In order to qualify as an Accredited Investor, the Subscriber must meet one of the following tests:

1.	A “bank” as defined in Section 3(a)(2) of the 1933 Act;

2.	An “insurance company” as defined in Section 2(13) of the 1933 Act;

3.	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

4.	An investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

5.	A business development company as defined in Section 2(a)(48) of the 1940 Act;

6.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

7.

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, insurance company or registered investment adviser; or (b) having total assets in excess of $5,000,000; or (c) if self-directed, the investment decisions are made solely by persons that are Accredited Investors;

8.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Units, having total assets in excess of $5,000,000;

9.	A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Units, whose purchase is directed by a sophisticated investor; or

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10.	An entity in which all of the equity owners are Accredited Investors.

Indicate whether you qualify as an Accredited Investor under any of the tests described above.

A.	Yes _______________ No _______________

B.	If yes, place an “X” mark next to the number(s) of the tests under which you qualify as an Accredited Investor.

1____ 2____ 3____ 4____ 5____ 6____ 7(a)____ 7(b)____ 7(c)____ 8____ 9____ 10_____

(If you checked “7(c)”, “9” or “10” above, all natural persons (a) directing employee benefit plans, (b) directing the investments of a trust, or (c) equity owners of an entity, must complete a copy of Subscription Document No. 3.)

II.	Additional Representations of Certain Subscribers.

A.	Please check whichever box below is applicable:

______ The Subscriber hereby represents that the Subscriber was not organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company.

____ The Subscriber is not able to so represent.

B.	If the Subscriber is a partnership, please check whichever box below is applicable:

_____ The Subscriber hereby represents that no individual partner or group of partners of the Subscriber had the right to elect whether or not to participate in the investment of the Subscriber in the Company or to determine the level of participation of such partner or group therein.

_______ The Subscriber is not able to so represent.

C.	Is the Subscriber a private investment company, which is not, registered under the Investment Company Act of 1940, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

_____ Yes ____ No

The Subscriber for which I am authorized to act is willing and able to bear the economic risk of an investment in the Company. I will provide the Company with financial data regarding the Subscriber as may be reasonably requested.

I will rely solely upon investigations made by my attorney, accountant and me in making the decision to participate or not to participate in the proposed offering. I acknowledge that no statement, printed material or inducement has been given or made by the Company or its representatives which is contrary to the information contained in the Company Agreement, or the Subscription Agreement (including Exhibits thereto).

To the best of my information and belief, the above information supplied by me is true and correct in all material respects.

Date		Name of Entity

By:
Signature of Authorized Signatory

Print Name and Title of Authorized Signatory

24

EXHIBIT A

CERTIFICATE OF PARTNERSHIP OR LLC INVESTOR

CERTIFICATE OF
(Name of Company)

The undersigned, constituting all of the general partners/managing members of _______________________ (the “Company”), hereby certify as follows:

1. That the Company commenced business on and was established pursuant to a Company Agreement dated_______________ (the “Agreement”).

2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

3. That, as the general partner(s)/managing member(s) of the Company, I/we have determined that the investment in, and purchase of, Units of Noble Africa LLC is of benefit to the Company and have determined to make such investment on behalf of the Company.

4. That, pursuant to the Agreement,_______________ is authorized to execute all necessary documents in connection with our investment in Noble Africa LLC.

5. There are ______ partners/members in the aggregate in the Company.

IN WITNESS WHEREOF, we have executed this certificate as the general partners of the Company this ____ day of ____________, 2026, and declare that it is truthful and correct.

(Name of Company)

By:
Partner/Member

By:
Partner/Member

By:
Partner/Member

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EXHIBIT B

CERTIFICATE OF TRUST INVESTOR

CERTIFICATE OF
(Name of Trust)

The undersigned, constituting all of the Trustees of________________________________ (the “Trust”), hereby certify as follows:

1. That the Trust was established pursuant to Trust Agreement dated __________________________________ (the “Agreement”).

2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

3. That, as the Trustee(s) of the Trust, I/we have determined that the investment in, and purchase of, an interest in Noble Africa LLC is of benefit to the Trust and have determined to make such investment on behalf of the Trust.

4. That _______________is authorized by the Trust Agreement to execute, on behalf of the Trust, any and all documents in connection with the Trust’s investment in Noble Africa LLC.

5. There are____________ beneficiaries in the aggregate of the Trust.

IN WITNESS WHEREOF, we have executed this certificate as the Trustee(s) of the Trust this _____ day of ____________, 2026, and declare that it is truthful and correct.

(Name of Trust)

By:
Trustee

By:
Trustee

By:
Trustee

26

EXHIBIT C

CERTIFICATE OF CORPORATE INVESTOR

CERTIFICATE OF
(Name of Corporation)

The undersigned, being the duly elected and acting Secretary or___________________________________________ of __________________________________(the “Corporation”), hereby certifies as follows:

1. That the Corporation commenced business on and was incorporated under the laws of the State of on .

2. That a true and correct copy of the Articles of Incorporation of the Corporation is attached hereto and that as of the date hereof, the Articles of Incorporation have not been amended (except as to any attached amendments) or revoked and are still in full force and effect.

3. That the Board of Directors of the Corporation has determined that the investment in, and purchase of, an interest in Noble Africa LLC is of benefit to the Corporation and has determined to make such investment on behalf of the Corporation. Attached hereto is a true, correct and complete copy of certain resolutions of the Board of Directors of the Corporation duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and, at the date hereof, are in full force and effect.

4. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation’s investment in Noble Africa LLC and that the signatures written opposite their names and titles are their correct and genuine signature.

Name	Title	Signature

5. There are shareholders in the aggregate in the Corporation.

IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Corporation this ____ day of ____________, 2026, and declare that it is truthful and correct.

(Name of Corporation)

By:
Authorized Officer

27

NOBLE AFRICA LLC SUBSCRIPTION DOCUMENT #4 CERTIFICATION OF NON-FOREIGN STATUS AND IRS FORM W-9

28

CERTIFICATION OF NON-FOREIGN STATUS

(Company; Corporation; Trust)

The undersigned hereby certifies to Noble Africa LLC (the “Company”) as follows:

Section 1446 of the Internal Revenue Code provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner’s allocable share of the Company’s effectively connected taxable income, if the Partner is a foreign person. To inform the Company that the provisions of Section 1446 do not apply, the undersigned hereby certifies on behalf of ____________________________________________ (“Member”) the following:

1.	Member is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations);

2.	Member’s U.S. employer identification number is ____-_____________; and

3.	Member’s office address is

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

Member hereby agrees to notify the Company within sixty (60) days of the date on which Member becomes a foreign person. Member understands that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement I have made here could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief, it is true, correct and complete and I further declare that I have authority to sign this document on behalf of Member.

Date:

Name

By:
Name:
Title:

29

CERTIFICATION OF NON-FOREIGN STATUS

(Individual)

The undersigned hereby certifies to Noble Africa LLC (the “Company”) as follows:

Section 1446 of the Internal Revenue Code of 1986, as amended, provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner’s allocable share of the Company’s effectively connected taxable income, if the Partner is a foreign person. To inform Company that the provisions of Section 1446 do not apply, I, ___________________________________, hereby certify the following:

1.	I am not a non-resident alien for purposes of U.S. income taxation;

2.	My U.S. taxpayer identification number (social security number) is ____-____-_______; and

3.	My home address is

_________________________________________________________________

_________________________________________________________________

I hereby agree that if I become a non-resident alien, I will notify the Company within sixty (60) days of doing so. I understand that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement I have made here could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief, it is true, correct and complete.

Date

Signature of Member

30

IRS FORM W-9

[attached hereto]

31